SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      February 25, 2008 (February 25, 2008)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


          Washington                    0-26542                   91-1141254
(State or Other Jurisdiction    (Commission file number)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 13, 2007, Redhook Ale Brewery, Incorporated (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Widmer Brothers Brewing Company, an Oregon corporation ("Widmer").The Merger Agreement provides, subject to customary conditions to closing, for a merger (the "Merger") of Widmer with and into the Company. A copy of the Merger Agreement was included as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2007.

On February 4, 2008, the Company and Allen L. Triplett agreed that Mr. Triplett will resign as Vice President, Brewing of the Company on February 29, 2008. On February 25, 2008, the Company and Mr. Triplett entered into a letter of agreement (the "Triplett Letter") regarding his continued employment with the Company and future severance. The Company expects Mr. Triplett to continue to be employed by the Company in a non-executive capacity from March 1 through June 30, 2008 to assist with production and brewing operations. Mr. Triplett will not be expected to report to work regularly, but he will be expected to be on call and reasonably available. During this period, Mr. Triplett will continue to be compensated at his current monthly salary of $7,167. Mr. Triplett will also be entitled to participate in all of the Company's employee benefit plans for which he is eligible.

At the end of Mr. Triplett's employment on June 30, 2008, or upon earlier termination of his employment by the Company for any reason other than for cause, Mr. Triplett will be entitled to a lump sum severance payment equal to 23 months of current base salary. The Company will also pay the monthly premium for continuation of coverage under the Company's health care plans (COBRA) for up to 18 months or until Mr. Triplett finds new employment with comparable health care coverage. The severance payments will be conditioned upon Mr. Triplett signing a separation and release agreement with the Company that will include a non-competition provision, prohibiting Mr. Triplett from working for a competing craft beer brewing business for twelve months post employment.

A copy of the Triplett Letter regarding employment is attached hereto as Exhibit 10.1

Additional Information About the Merger and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a joint proxy statement/prospectus and other documents regarding the proposed merger. Investors and security holders are urged to read the registration statement on Form S-4 and the related joint proxy statement/prospectus (including any amendments or supplements to those documents) and any other relevant materials when they become available, because they will contain important information about the Company, Widmer and the proposed merger. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a request by email to Investor.Relations@Redhook.com or by mail to Redhook Ale Brewery, Incorporated, 14300 NE 145th Street, Suite 210, Woodinville, WA 98072, Attn.: Investor Relations. In addition, investors and security holders may access copies of documents filed by the Company with the SEC in the Investor Relations area of the Company's website at www.redhook.com.

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Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger. Information concerning the interests of these executive officers and directors in the merger, including their beneficial ownership of the Company common stock, will be included in the joint proxy statement/prospectus referred to above. Additional information regarding the executive officers and directors of the Company is included in the Company's proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 20, 2007, and in its annual report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 23, 2007. These documents are available free of charge at the SEC's website (www.sec.gov) and from Investor Relations of the Company at the email and mailing addresses shown above.

Forward-Looking Statements

The foregoing information regarding the proposed merger includes forward-looking statements that are subject to risks and uncertainties, including but not limited to the possibility that the proposed merger may not ultimately close for a number of reasons, such as either company not obtaining the requisite shareholder approval or the inability to obtain the approval of Anheuser-Busch Incorporated; that prior to closing of the merger, the businesses of the Company and Widmer, including the retention of key employees, may suffer due to uncertainty; that, in the event the merger is completed, the combined company may not have greater opportunities and advantages; that the combination of the Company and Widmer may not result in a company better positioned to compete on a national basis; that the operational, financial and management controls, reporting systems and procedures of the combined companies may be inadequate; and that the parties may be unable to successfully execute their integration strategies or realize the expected benefits of the merger. Other factors that could create or contribute to other risks and uncertainties are more fully described in the Company's filings with the SEC, including, but not limited to, the Company's annual report on Form 10-K for the year ended December 31, 2006. The forward-looking statements in this report speak only as of the date hereof, and the Company expressly disclaims any intent or obligation to update these forward-looking statements.

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Item 8.01 Other Events

The disclosure included in Item 5.02 of this current report on Form 8-K is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.    Description
-----------    -----------------------------------------------------------------

10.1 Letter regarding employment between Allen L. Triplett and Redhook Ale Brewery, Incorporated, effective as of February 25, 2008

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REDHOOK ALE BREWERY, INCORPORATED



Dated: February 25, 2008                       By: /s/ JAY T. CALDWELL
                                                   -----------------------------
                                                   Jay T. Caldwell
                                                   Chief Financial Officer and
                                                   Treasurer

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